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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 20, 2006

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-16002                   95-3768341
(State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)

5880 Oberlin Drive, San Diego, California                           92121
 (Address of principal executive offices)                         (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

     On March 20, 2006, Advanced Marketing Services, Inc. (the "Company") issued a public announcement containing updated information concerning the restatement of the Company's financial statements for the periods ended March 31, 2003, revised estimates of earnings for its fiscal years ended March 31, 2004 and 2005, guidance for its fiscal year ending March 31, 2006, and a preliminary net sales outlook for its fiscal year ending March 31, 2007. The full text of the public announcement is included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

      (c)  Exhibits.

             99.1   Public announcement issued by the Company on March 20, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 21, 2006                Advanced Marketing Services, Inc.


                                              /s/ CURTIS R. SMITH
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                                                Curtis R. Smith
                                          Executive Vice President and
                                             Chief Financial Officer


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